Exhibit 99.2

A Soft - Tissue Preservation and Restoration Company Investor Presentation May 2022

Forward Looking Statements This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts contained in this document, including but not limited to statements regarding possible or as sumed future results of operations, business strategies, development plans, regulatory activities, market opportunity competitive position, potential gr owth opportunities, and the effects of competition, are forward - looking statements. These statements involve known and unknown risks, uncertainties and othe r important factors that may cause TELA Bio, Inc.’s (the “Company”) actual results, performance or achievements to be materially different from any fu tur e results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statemen ts by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “belie ve, ” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. The Company has based these forward - looking statements largely on its current expectations and projections about future events and f inancial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward - looking statements spea k only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or q uan tified and some of which are beyond the Company’s control, including, among others: the impact to the Company's business of the ongoing COVID - 19 pa ndemic and the development of new variants of COVID - 19, including but not limited to any impact on the Company's ability to market its products , demand for the Company's products due to deferral of procedures using the Company's products, the labor and staffing environment in the heal thc are industry, or disruption in the Company's supply chain, the Company's ability to achieve or sustain profitability, the Company's ability to ga in market acceptance for the Company's products and to accurately forecast and meet customer demand, the Company's ability to compete successfully, the Co mpa ny's ability to enhance the Company's product offerings, development and manufacturing problems, capacity constraints or delays in production of the Company's products, maintenance of coverage and adequate reimbursement for procedures using the Company's products, product defects or fai lures. These and other risks and uncertainties are described more fully in the "Risk Factors" section and elsewhere in the Company's filings w ith the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statements as predictions of futu re events. The events and circumstances reflected in the Company’s forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, the Company operates in a dynamic industry and economy. New ri sk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainti es that the Company may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herei n, whether as a result of any new information, future events, changed circumstances or otherwise.

Redefining soft tissue reconstruction with a differentiated category of tissue reinforcement materials ~$2B U.S Market Opportunity 1 in hernia repair , abdominal wall reconstruction and plastic and reconstructive surgery 3 Innovative Products Compelling Clinical Evidence Products Offer Attractive Value Proposition for Hospitals 1 Management estimate. $2B total equals $1.5B hernia & abdominal wall reconstruction and $0.6B plastic reconstructive surgery.

Creating Advanced Biologic Materials Purposefully designed to address shortcomings & unmet clinical needs

OviTex : ~$1.5 Billion Annual U.S. Hernia Market Opportunity

Ventral Hernia Patients Range in Complexity

Current Ventral Hernia Treatment Options: No Perfect Product

Growing Need for Alternative to Permanent Synthetic Mesh 1 Hernia and Abdominal Surgeries Survey (Oct 2020). 2 www.drugwatch.com (October 2020)

OviTex Reinforced Tissue Matrix: a More Natural Hernia Repair 䉼

OviTex LPR for Laparoscopic & Robotic Hernia Repair

Compelling Clinical Evidence

OviTex PRS: ~$600 Million Annual U.S. Plastic & Reconstructive Surgery Market Opportunity 1 Management estimate. Market size based on sales of current biologics

OviTex PRS: Purposely Designed for Plastic and Reconstructive Surgery

Growth Strategy

Delivering Revenue Growth

Investment Highlights